SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         January 19, 2000

Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 1999-WM2
(Exact name of registrant as specified in its charter)


          United States                      333-53115           13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

      On January 19, 2000 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated January 19, 2000
      The Monthly Report is filed pursuant to and in accordance with
      (1) numerous no-action letters (2) current Commission policy in the area.

      A.   Monthly Report Information
           See Exhibit No.1


      B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

      C.   Item 1: Legal Proceedings:  NONE

      D.   Item 2: Changes in Securities:   NONE

      E.   Item 4: Submission of Matters to a Vote of
           Certificateholders:  NONE

      F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
      Exhibit No.

   1.)    Monthly Distribution RepJanuary 19, 2000


Washington Mutual Bank, FA Mortgage-Backed Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: January 19, 2000

DISTRIBUTION SUMMARY

                   Beginning                   Current Per Accrued
      Original     Current PrincipPrincipal    Pass-ThrougInterest
Class Face Value   Amount         Distribution Rate       Distributed
1-A    232466000.00   232466000.00   2276709.83   6.25000%  1210267.02
1-A-P     402680.57      402680.57      1698.56NA                 0.00
2-A    157923000.00   157923000.00   1721081.75   7.00000%   920379.47
2-A-P     659691.13      659691.13     18623.63NA                 0.00
1-M-1    4562000.00     4562000.00     16892.25   6.25000%    23750.74
1-M-2     840000.00      840000.00      3110.37   6.25000%     4373.22
2-M-1    3106000.00     3106000.00     11823.81   7.00000%    18101.85
2-M-2     572000.00      572000.00      2177.47   7.00000%     3333.63
M-3      1009000.00     1009000.00      3778.64   6.55388%     5507.27
B-1       807000.00      807000.00      3022.16   6.55388%     4404.72
B-2       605000.00      605000.00      2265.68   6.55388%     3302.18
B-3       606545.51      606545.51      2271.47   6.55388%     3310.62
R-1          100.00         100.00       100.00   7.00000%        0.55
R-2          100.00         100.00       100.00   7.00000%        0.58
TOTAL: 403559117.21   403559117.21   4063655.62   0.00000%  2196731.85

 (1) Interest Distribution includes Reimbursement of Realized Losses, and is net of allocated PPIS

                    Certificate    Ending
      Realized LossInterest       Current Principal
      Principal    Shortfall      Amount
Class
1-A           0.00         493.40 230189290.17
1-A-P         0.00           0.00    400982.01
2-A           0.00         838.03 156201918.25
2-A-P         0.00           0.00    641067.50
1-M-1         0.00           9.68   4545107.75
1-M-2         0.00           1.78    836889.63
2-M-1         0.00          16.48   3094176.19
2-M-2         0.00           3.04    569822.53
M-3           0.00           3.45   1005221.36
B-1           0.00           2.76    803977.84
B-2           0.00           2.07    602734.32
B-3           0.00           2.07    604274.04
R-1           0.00           0.00         0.00
R-2           0.00           0.00         0.00
TOTAL:        0.00        1372.76 399495461.59

AMOUNTS PER $1,000 UNIT
                   Beginning                              Ending
                   Current PrincipPrincipal    Interest   Current Principal
Class Cusip        Amount         Distribution DistributioAmount
1-A   22540APN2      1000.00000000   9.79373255 5.20621089990.20626745
1-A-P 22540APP7      1000.00000000   4.21813250 0.00000000995.78186750
2-A   22540APS1      1000.00000000  10.89823363 5.82802676989.10176637
2-A-P 22540APT9      1000.00000000  28.23083281 0.00000000971.76916719
1-M-1 22540APQ5      1000.00000000   3.70281675 5.20621219996.29718325
1-M-2 22540APR3      1000.00000000   3.70282143 5.20621429996.29717857
2-M-1 22540APU6      1000.00000000   3.80676433 5.82802640996.19323567
2-M-2 22540APV4      1000.00000000   3.80676573 5.82802448996.19323427
M-3   22540APY8      1000.00000000   3.74493558 5.45814668996.25506442
B-1   N/A            1000.00000000   3.74493185 5.45814126996.25506815
B-2   N/A            1000.00000000   3.74492562 5.45814876996.25507438
B-3   N/A            1000.00000000   3.74492921 5.45815598996.25507079
R-1   22540APW2      1000.000000001000.00000000 5.50000000  0.00000000
R-2   22540APX0      1000.000000001000.00000000 5.80000000  0.00000000

      SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      WASHINGTON MUTUAL BANK, FA
MORTGAGE-BACKED PASS-THROUGH CERTIFICATES
      SERIES 1999-WM2

                        By: /s/ Barbara Grosse
                        Name:  Barbara Grosse
                        Title:  Vice President
                        Bank One, NA